UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2022

Cigna Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38769 (Commission File Number)	82-4991898 (IRS Employer Identification No.)

900 Cottage Grove Road

Bloomfield, Connecticut 06002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(860) 226-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	CI	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

2022 Outlook Affirmation and Investor Day Information

As previously disclosed, on June 3, 2022, Cigna Corporation (“Cigna” or the “Company”) will host its Investor Day both in person in New York, New York and virtually, beginning at approximately 8:30 a.m. eastern time.  During Investor Day, as well as in meetings with investors and analysts over the next several weeks, Cigna officials expect to reaffirm projected full year 2022 consolidated adjusted revenues of at least $177 billion, projected full year 2022 consolidated adjusted income from operations on a per share basis of at least $22.60 per share, and long-term average annual adjusted EPS growth of 10% – 13%. This outlook includes the impact of expected future share repurchases, anticipated 2022 dividends, and assumes that the previously announced divestiture of Cigna’s international life, accident, and supplemental benefits businesses will close in the second quarter of 2022.

Cigna previously discussed its full year 2022 outlook in its press release and investor presentation dated May 6, 2022, and during the related investor conference call. The press release, presentation and the conference call transcript are available on the Investor Relations page of Cigna’s website located at www.cigna.com. Forward-looking statements in these documents and the related call speak only as of the date they were made.

The Investor Day presentations are expected to begin at approximately 8:30 a.m. eastern time and conclude by 12:15 p.m. eastern time.  Investors and analysts are invited to listen to the presentation free over the Internet via webcast by visiting the Investor Relations page of Cigna’s website located at www.cigna.com. The Investor Relations section of the Company’s website also contains materials relating to the Investor Day presentations, including definitions of certain metrics not determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and reconciliations of certain non-GAAP metrics to the most directly comparable GAAP measures.

Definitions and Financial Information

Adjusted revenues is used by Cigna’s management because it permits analysis of trends in underlying revenue. The Company defines adjusted revenues as total revenues excluding the following adjustments: special items and Cigna's share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. We exclude these items from this measure because management believes they are not indicative of past or future underlying performance of the business. Adjusted revenues is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, total revenues.

Adjusted income (loss) from operations is a principal financial measure of profitability used by Cigna’s management because it presents the underlying results of operations of Cigna’s businesses and permits analysis of trends in underlying revenue, expenses and shareholders’ net income. Adjusted income from operations is defined as shareholders’ net income (or income before taxes less pre-tax income/loss attributable to noncontrolling interests for the segment metric) excluding net realized investment results, amortization of acquired intangible assets and special items. Cigna’s share of certain realized investment results of its joint ventures reported in the Cigna Healthcare segment using the equity method of accounting are also excluded. Special items are matters that management believes are not representative of the underlying results of operations due to their nature or size. Adjusted income (loss) from operations is measured on an after-tax basis for consolidated results and on a pre-tax basis for segment results. Consolidated adjusted income (loss) from operations is not determined in accordance with GAAP and should not be viewed as a substitute for the most directly comparable GAAP measure, shareholders’ net income.

Management is not able to provide a reconciliation of adjusted income from operations to shareholders’ net income (loss) or adjusted revenues to total revenues on a forward-looking basis because we are unable to predict, without unreasonable effort, certain components thereof including (i) future net realized investment results (from equity method investments with respect to adjusted revenues) and (ii) future special items. These items are inherently uncertain and depend on various factors, many of which are beyond our control. As such, any associated estimate and its impact on shareholders’ net income and total revenues could vary materially.

Cigna currently intends to pay regular quarterly dividends, with future declarations subject to approval by its Board of Directors and the Board’s determination that the declaration of dividends remains in the best interests of Cigna and its shareholders. The decision of whether to pay future dividends and the amount of any such dividends will be based on the Company’s financial position, results of operations, cash flows, capital requirements, the requirements of applicable law and any other factors the Board of Directors may deem relevant.

The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternate uses of capital. The share repurchase program may be effected through open market purchases in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, including through Rule 10b5-1 trading plans, or privately negotiated transactions. The program may be suspended or discontinued at any time.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This Current Report on Form 8-K (the “Report”), and oral statements made with respect to information contained in this Report, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements concerning our projected adjusted income (loss) from operations on a consolidated, per share and segment basis; projected adjusted revenue outlook for 2022; projected total medical customer growth over year end 2021; projected medical care and adjusted SG&A expense ratios; projected consolidated adjusted tax rate; projected cash flow from operations; projected future dividends; projected weighted average shares outstanding; projected capital deployment, including deployment to capital expenditures and surplus to fund growth, mergers and acquisitions, share repurchases and dividends; as well as statements concerning future financial or operating performance, including our ability to deliver affordable, personalized and innovative solutions for our customers and clients, including in light of the challenges presented by the COVID-19 pandemic; future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas and the impact of developing inflationary pressures; the ongoing Russia-Ukraine conflict; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; strategic transactions, including the sale of our international life, accident and supplemental benefits businesses; and other statements regarding Cigna’s future beliefs, expectations, plans, intentions, liquidity, cash flows, financial condition or performance. You may identify forward-looking statements by the use of words such as “believe,” “expect,” “project,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “may,” “should,” “will” or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: our ability to achieve our strategic and operational initiatives; our ability to adapt to changes in an evolving and rapidly changing industry; the scale, scope and duration of the COVID-19 pandemic and its potential impact on our business, operating results, cash flows or financial condition; our ability to compete effectively, differentiate our products and services from those of our competitors, and maintain or increase market share; price competition, inflation and other pressures that could compress our margins or result in premiums that are insufficient to cover the cost of services delivered to our customers; the potential for actual claims to exceed our estimates related to expected medical claims; our ability to develop and maintain satisfactory relationships with physicians, hospitals, other health service providers, and producers and consultants; our ability to maintain relationships with one or more key pharmaceutical manufacturers or if payments made or discounts provided decline; changes in the pharmacy provider marketplace or pharmacy networks; changes in drug pricing or industry pricing benchmarks; political, legal, operational, regulatory, economic and other risks that could affect our multinational operations; risks related to strategic transactions and realization of the expected benefits of such transactions, including with respect to the sale of our international life, accident and supplemental benefits businesses, as well as integration or separation difficulties or underperformance relative to expectations; dependence on success of relationships with third parties; risk of significant disruption within our operations or among key suppliers or third parties; our ability to invest in and properly maintain our information technology and other business systems; our ability to prevent or contain effects of a potential cyberattack or other privacy or data security incident; potential liability in connection with managing medical practices and operating pharmacies, onsite clinics and other types of medical facilities; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; uncertainties surrounding participation in government-sponsored programs such as Medicare; the outcome of litigation, regulatory audits and investigations; compliance with applicable privacy, security and data laws, regulations and standards; potential failure of our prevention, detection and control systems; unfavorable economic and market conditions, stock market or interest rate declines and risks related to a downgrade in financial strength ratings of our insurance subsidiaries; the impact of our significant indebtedness and the potential for further indebtedness in the future; unfavorable industry, economic or political conditions; credit risk related to our reinsurers; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports available through the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cigna Corporation
Date: June 3, 2022	By:	/s/ Brian C. Evanko
Brian C. Evanko
Executive Vice President and Chief Financial Officer